                                                                   EXHIBIT 10.41

               COMPROMISE SETTLEMENT AND MUTUAL GENERAL RELEASE
               ------------------------------------------------

This Agreement is made between NTN Communications, Inc. ("NTN") a Delaware corporation, on the one hand and Interactive Entertainment Systems, Inc. ("IES"), an Oklahoma corporation and Barry N. Hurley (collectively, the "Distributor"), on the other hand.

                                   RECITALS
                                   --------

    A. On or about March 22, 1989, Barry N. Hurley {"Hurley") became the exclusive representative of NTN in the states of Arizona, Arkansas, Alabama, Kentucky, Mississippi, Tennessee, Illinois, New Mexico, Missouri, Ohio and Oklahoma pursuant to eleven respective Distributor Agreements (the "Distributor Agreements") dated as of March 22, 1989.

    B. Pursuant to certain Supplements ("Supplements") dated as of May 1, 1993, to each of the Distributor Agreements Hurley agreed to certain modifications of the Distributor Agreements and NTN authorized Hurley to retain the management services of IES to assist Hurley in the performance of his obligations pursuant to the respective Distributor Agreements as modified by the respective Supplements (the Distributor Agreements as so modified being hereinafter collectively referred to as the "Distributor Agreements").

   C. The parties have had frequent disputes and differences regarding the performance of their respective obligations pursuant to the Distributor Agreements and, without admitting the claims and contentions of each other, are desirous of compromising, adjusting and finally and completely settling certain claims, contentions and disputes among them, whether known or unknown, and to release each other from their respective liabilities and/or obligations, and in order to compromise these disputes and claims of each of the parties, and in consideration of the benefits to each other that may occur to each of the parties by saving expenses of litigation and other valuable consideration, and in consideration of the promises and mutual release of each to the other, it is hereby mutually agreed as follows:

                                   AGREEMENT
                                   ---------

   1. Distributor releases NTN and NTN releases Distributor from any and all claims, causes of action, demands or liabilities of whatever nature, anticipated or unanticipated, known or unknown, in connection with or in any way related to the Distributor Agreements or any other matter of any nature whatsoever.

   2. The releases granted, and all other covenants, conditions and provisions of this Agreement, shall extend and apply equally to, be binding upon, and inure to the benefit of any and all of the officers, directors, servants, employees, agents, brokers, partners, spouses, representatives, parent corporations, subsidiaries, heirs, executors, administrators, trustees, beneficiaries, shareholders, assigns, successors in interest and attorneys of each of the parties.

   3. The releases granted extend to any and all claims or demands for costs and attorney's fees.

     4. This Agreement constitutes the full and complete compromise, adjustment and settlement of any and all of the foregoing claims, disputed or otherwise.

     5. Upon execution and delivery of this Agreement by the parties NTN shall pay to Hurley the sum of ONE HUNDRED FIFTY-SIX THOUSAND, FIVE HUNDRED SEVENTY-SEVEN DOLLARS AND FIFTY CENTS ($156,577.50).

     6. Upon execution and delivery of this Agreement by the parties NTN shall issue 175,000 duly authorized, validly issued, fully paid and non-assessable shares of its common stock, $.005 par value (the "Settlement Shares") as follows:

          a. 150,000 of the Settlement Shares shall be issued in the name of Barry N. Hurley; and

          b. 25,000 of the Settlement Shares shall be issued in the name of Down Home Investment Company, Inc.

     7. As soon as possible following the issuance of the Settlement Shares, NTN shall use its best efforts to register the offer or sale of the Settlement Shares under a registration statement on form S-3 pursuant to the Securities Act of 1933, as amended, and in accordance with the applicable rules and regulations of the Securities and Exchange Commission.

     8. Each of the parties further covenants and agrees that it will not institute any action, claim or proceeding in any court or other tribunal for relief based in whole or in part upon any act, action, claim or demand from which the parties are released and/or are waived by and under the terms of this Agreement.

     9. The parties understand and agree that there is a risk that, subsequent to the execution of this Agreement, one or more parties will incur or suffer loss, damages, or injuries which in some way have been caused by one or more of the other parties and could have been the subject of a claim, demand or cause of action as of the date of this Agreement, but which are unknown and unanticipated at the time this Agreement is signed. All parties do hereby assume the above-mentioned risks and understand that this Agreement shall apply to all known or unanticipated results of the occurrences described above, as well as those known and anticipated, and upon the advice of legal counsel, all parties do hereby waive any and all rights under California Civil Code (S)1542, which section has been duly explained and reads as follows:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him, must have materially affected his settlement with the debtor.

     10. It is further agreed that in the event any litigation or arbitration is threatened or commenced, or any dispute arises with respect to the interpretation or enforcement of any

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provision of this Agreement, the prevailing party shall be entitled to its costs and expenses, including attorneys' fees.

       11. The provisions of this Agreement are severable and should any provisions be, for any reason, unenforceable, the balance shall, nonetheless, be of full force and effect.

       12. The Agreement shall, in all respects, be interpreted, enforced, and governed by and under the laws of the State of California without regard to principles of conflict of laws. This Agreement is to be deemed to have been jointly prepared by the parties, and any uncertainty or ambiguity existing herein shall not be interpreted against any of the other parties, but according to the application of the rules of interpretation of contracts, if any such uncertainty or ambiguity exists.

       13. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together, shall constitute one and the same instrument. The parties agree that the delivery of a counterpart bearing a facsimile signature of a party shall be binding on such party as fully as a counterpart bearing an original signature. Two or more counterparts being in the aggregate the original or facsimile signatures of all parties shall constitute a fully executed copy of this Agreement.

       14. Each party hereto has had the opportunity to seek the advice of counsel concerning this settlement and this Agreement. Each party expressly represents and warrants that he or it has had the advice of and assistance of counsel concerning this settlement and this Agreement prior to its execution.

       15. No party (nor any officer, agents, partner, employee, representative or attorney of or for any party), has made any statement, representation or assurance to any other party or other person, entity or third party regarding any fact relied upon in entering into this Agreement, and each party does not rely upon any statement, representation or assurance of any other party (or any officer, agent, partner, employee, representative or attorney of or for any other party), in executing this Agreement, or in making the settlement provided herein, except as expressly stated in this Agreement.

       16. Each party expressly agrees that time is of the essence in performance of all covenants and conditions of this Agreement.

       17. Each party hereto agrees to execute, acknowledge, deliver, file, and record such further certificates, documents and instruments and to do all such further acts and things as may be necessary to carry out the intent and purposes of this Agreement.








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       18.     Each party to this Agreement expressly warrants that he or it has the authority necessary to execute this Agreement and has not sold, transferred, conveyed, or otherwise assigned and rights in or to any of the matters released herein.

       IN WITNESS WHEREOF, the parties and each of them, have executed this instrument on the dates set forth by their names.



Dated: March 16, 1998                 /s/ Barry N. Hurley
                                      __________________________________________
                                      BARRY N. HURLEY
                                      In his individual capacity

                                      INTERACTIVE ENTERTAINMENT
                                      SYSTEMS, INC.

Dated: March 16, 1998                 By: /s/ Barry N. Hurley
                                         _______________________________________
                                         Barry N. Hurley
                                         Its President



                                      NTN COMMUNICATIONS, INC.


Dated: March 17, 1998                 By: /s/ Gerald Sokol, Jr.
                                         _______________________________________
                                         Gerald Sokol, Jr.
                                         President

APPROVED AS TO FORM
AND CONTENT:

Dated: March 17, 1998                 By: /s/ [SIGNATURE ILLEGIBLE]
                                         _______________________________________
                                         Attorney for Barry N. Hurley and
                                         Interactive Entertainment Systems, Inc.


Dated: March 17, 1998                 By: /s/ [SIGNATURE ILLEGIBLE]
                                         ______________________________________
                                         Attorney for NTN Communications, Inc.


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